                            ADMINISTRATION AGREEMENT

         This Administration Agreement, dated as of January __, 2002, is made by and between PSNH Funding LLC 2, a Delaware limited liability company (together with any successor thereto permitted under the Indenture, as hereinafter defined, the "Issuer"), and Public Service Company of New Hampshire, a New
              ------
Hampshire corporation, as Administrator (together with its permitted successors or assigns as administrator hereunder, the "Administrator").
                                            -------------

                                    RECITALS

         A. WHEREAS, the Issuer is issuing the Bonds pursuant to the Indenture dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Indenture"; capitalized
                                                     ---------
terms used herein and not defined herein shall have the meanings assigned such terms in the Indenture), between the Issuer and The Bank of New York, as Trustee (in such capacity, together with its successors and assigns permitted under the Indenture, the "Trustee").
                -------

         B. WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Bonds, including (i) a Purchase and Sale Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Sale Agreement"),
                                                             --------------
between the Issuer and Public Service Company of New Hampshire, as Seller (in such capacity, the "Seller"), (ii) a Servicing Agreement dated as of the date
                    ------
hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Servicing Agreement"), between the Issuer and Public Service Company of New Hampshire, as Servicer (in such capacity, together with its successors and assigns permitted under the Servicing Agreement, the "Servicer"), (iii) an Underwriting Agreement dated as of January __, 2002 (as
 --------
amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Underwriting Agreement"), among the Issuer, Public
                         ----------------------
Service Company of New Hampshire, and the Underwriters named therein, (iv) the Indenture, (v) a Fee and Indemnity Agreement dated as of the date hereof (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the "Fee Agreement") between the Trustee and the Issuer (the
                         -------------
Sale Agreement, the Servicing Agreement, the Underwriting Agreement, the Indenture, and the Fee Agreement are hereinafter referred to collectively as the "Related Agreements");
 ------------------

         C. WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with the Bonds and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and to maintain
                                                 ----------
its existence and comply with applicable laws;

         D. WHEREAS, the Issuer has no employees and does not intend to hire any employees, and consequently desires to have the Administrator perform certain duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

         E. WHEREAS, the Administrator has the capacity to provide the services and the facilities required hereby and is willing to perform such services and provide such facilities for the Issuer on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.

                             Duties of Administrator
                             -----------------------

         Section 1.01.  Appointment of Administrator: Acceptance of Appointment.
                        -------------------------------------------------------
The Issuer hereby appoints the Administrator, and the Administrator hereby accepts such appointment, to perform the Administrator's obligations pursuant to this Agreement on behalf of and for the benefit of the Issuer in accordance with the terms of this Agreement and applicable law.

         Section 1.02.  Duties with Respect to the Related Agreements.
                        ---------------------------------------------

                 (a) The Administrator agrees to perform all its duties as Administrator hereunder in accordance with the terms of this Agreement and applicable law. In addition, the Administrator shall consult with the Issuer regarding the Issuer's duties under the Related Agreements. Unless otherwise notified in writing by the Issuer, the Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file, obtain or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                 (1) the preparation of or obtaining of the Bonds and of any other Issuer documents and instruments required for authentication of the Bonds, if any, and delivery of the same to the Trustee for authentication (Sections 2.03 and 2.10);

                 (2) the duty to cause the Register to be kept and, during any period of time when the Trustee is not the Registrar, to give the Trustee notice of any appointment of a new Registrar and the location, or change in location, of the Register (Section 2.05);

                 (3) the fixing or causing to be fixed of any special record date and the notification of each affected Bondholder with respect to special record dates, payment dates, and the amount of defaulted interest (plus interest on such defaulted interest) to be paid, if any (Section 2.08(c));

                 (4) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.12);

                 (5) the duty to cause each newly appointed Paying Agent (other than the Trustee), if any, to deliver to the Trustee the instrument specified in the Indenture regarding its agreement with the Trustee (Section 3.03);

                 (6) the direction to any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent (Section 3.03);

                 (7) the preparation and filing of all documents and instruments necessary to maintain the Issuer's existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless the Issuer becomes, or any successor Issuer under the Indenture is or becomes, organized under the laws of any other State or of the United States of America, in which case the Administrator will prepare and file all documents and instruments necessary to maintain such Issuer's existence, rights and franchises under the laws of such other jurisdiction) (Section 3.04);

                 (8) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Bonds, the Collateral and each other instrument or agreement included in the Collateral (Section 3.04);

                 (9) the preparation of all supplements and amendments to the Indenture, filings with the NHPUC pursuant to the Statute, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Collateral (Section 3.05);

                 (10) the obtaining of the Opinions of Counsel and the delivery of such Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Collateral (Section 3.06);

                 (11) the identification to the Trustee in an Officer's Certificate of any Person (other than the Administrator and the Servicer) with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

                 (12) the preparation and filing of all documents required under the Statute and the applicable Uniform Commercial Code relating to the transfer of the ownership interest and security interest in the RRB Property other than those required to be made by the Seller pursuant to the Related Agreements (Section 3.07(i));

                 (13) the annual preparation and delivery of an Officer's Certificate to the Trustee and the Rating Agencies as to compliance with conditions and covenants under the Indenture (Section 3.09);

                (14) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.11(b));

                (15) promptly after an Authorized Officer of the Administrator has actual knowledge thereof, the delivery of written notice to the Trustee and the Rating Agencies of each Event of Default under the Indenture, each Servicer Default by the Servicer under and as defined in the Servicing Agreement and each default by the Seller of its obligations under the Sale Agreement (Sections 3.07(d) and 3.20);

                (16) the preparation of or obtaining of an Officer's Certificate, an Opinion of Counsel and Independent Certificate relating to (i) the satisfaction and discharge of the Indenture under Section
         4.01 of the Indenture or (ii) the exercise of the Legal Defeasance Option or the Covenant Defeasance Option under Section 4.02 of the Indenture (Sections 4.01 and 4.02);

                (17) during any period when the Trustee is not the Registrar, the furnishing to the Trustee of a list of the names and addresses of Bondholders as required of the Issuer under Section 7.01 of the Indenture (Section 7.01);

                (18) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Issuer or the Trustee (as the case may be), the filing with the Securities and Exchange Commission (the "SEC") and the Trustee of the annual reports and of the information, documents and other reports required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the SEC and the transmission of such summaries, as necessary, to the Trustee (Sections 3.07(h) and 7.03);

                (19) the notification of the Trustee if and when the Bonds are listed on any stock exchange (Section 7.04);

                (20) the opening of one or more segregated trust accounts in the Trustee's name, the preparation of Issuer Orders, and the obtaining of Opinions of Counsel and the taking of all other actions necessary with respect to investment and reinvestment of funds in the Collection Account, the making of written requests to the Trustee for Operating Expenses due and payable before any Payment Date and the making of Issuer Requests to obtain the release of excess funds from the Capital Subaccount (Sections 8.02 and 8.03);

                (21) the preparation of Issuer Requests and Officers' Certificates and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral (Sections
         8.05 and 8.06);

                (22) the preparation of Issuer Orders and the obtaining of Officers' Certificates with respect to the execution of supplemental indentures (Sections 9.01 and 9.02);

                (23) if required by the Trustee or the Issuer, the preparation of new Bonds conforming to any supplemental indenture (Section 9.04);

                (24) the preparation and delivery of the written notification of the Issuer or, if requested by the Trustee, to be given by the Trustee of any redemption of the Bonds as required under Section 10.01 or 10.04 of the Indenture (Sections 10.01 and 10.04);

                (25) the preparation of all Officer's Certificates and obtaining of all Opinions of Counsel and Independent Certificates, if necessary, with respect to any requests by the Issuer to the Trustee to take any action under the Indenture (Section 11.01(a));

                (26) the preparation or obtainment and delivery of Officers' Certificates and Independent Certificates, if necessary, in connection with the deposit of any property with the Trustee that is to be made the basis for the release of property from the lien of the Indenture (Section 11.01(b));

                (27) the recording of the Indenture, if applicable, and the obtaining of an Opinion of Counsel in connection therewith (Section 11.15); and

                (28) the obtaining of evidence that the Rating Agency Condition shall have been satisfied whenever required to be obtained under the Indenture or other Related Agreement.

                (b) The Administrator shall also take all appropriate action that it is the duty of the Issuer to take pursuant to the Underwriting Agreement including, without limitation, the following matters (references are to sections of the Underwriting Agreement):

                (1) to the extent not already delivered, the delivery to the Representatives (as defined in the Underwriting Agreement) and counsel for the Underwriters under the Underwriting Agreement (the "Underwriters"), of copies of the Registration Statement (as defined in the Underwriting Agreement) (Section 5(a)(iv));

                (2) so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, the delivery to the Representatives and counsel for the Underwriters of as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request (Section 5(a)(iv));

                (3) to the extent not required to be performed by the Servicer, the preparation and, after execution by the Issuer, the filing with the SEC of reports on Form SR as required by Rule 463 under the Act, and the delivery of such reports on Form SR, as filed with the SEC, to the Representatives (Section 5(a)(iv));

                (4) the preparation and, after execution by the Issuer, the filing of all documents and instruments necessary to qualify the Bonds for sale under the laws of such jurisdictions as the Representatives may designate, and the maintenance of such qualifications in effect so long as required for the distribution of the Bonds, subject to the qualifications, limitations and exceptions set forth in the Underwriting Agreement (Section 5(a)(v));

                (5) the arrangement for the determination of the legality of the Bonds for purchase by institutional investors (Section 5(a)(v));

                (6) to the extent not already performed by the Servicer, the delivery to the Representatives of the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Trustee pursuant to the Servicing Agreement or the Indenture (Section 5(a)(vii));

                (7) so long as any of the Bonds are outstanding, and to the extent not already performed by the Servicer, the delivery to the Representatives of (i) a copy of any filings with the NHPUC pursuant to the Finance Order including, but not limited to, any Issuance Advice Letters and (ii) from time to time, any information concerning the Issuer to the extent readily available, that the Representatives may reasonably request (Section 5(a)(viii)); and

                (8) to the extent, if any, that any rating necessary to satisfy the condition set forth in Section 6(l) of the Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Issuer on or after the Closing Date (as defined in the Underwriting Agreement), the delivery of such documents and the taking of such actions (Section 5(a)(ix)).

         Section 1.03.  Additional Duties.
                        -----------------

                (a) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file, obtain or deliver pursuant to the Related Agreements, and at the request of the Issuer shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5.01 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral and the Related Agreements as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

                (b) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be, in the Administrator's reasonable opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         Section 1.04.   Non-Ministerial Matters.
                         -----------------------

                 (a) With respect to matters that in the reasonable judgment of "non-ministerial matters" shall include, without limitation: the Administrator are non-ministerial, the Administrator shall not take any action unless the Administrator shall have notified the Issuer of the proposed action and the Issuer shall have consented. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without liminations:

                 (1)     the amendment of, or any supplement to, the Indenture;

                 (2) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the RRB Charge);

                 (3) the amendment, change or modification of the Related Agreements;

                 (4) the appointment of successor Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

                 (5)     the removal of the Trustee.

                 (b) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and hereby agrees that it shall not, take any action that the Issuer directs the Administrator not to take on its behalf.

         Section 1.05.   Records.    The Administrator shall maintain
                         -------
appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Trustee at any time during normal business hours.

                                  ARTICLE II.

                                   Facilities
                                   ----------

         Section 2.01.   Facilities. During the term of this Agreement, the
                         ----------
Administrator shall make available to or provide the Issuer with such facilities as are necessary to conduct the business of the Issuer and to comply with the terms of the Related Agreements. Such facilities shall include office space to serve as the principal place of business of the Issuer. Initially such office space will be located at 1000 Elm Street, Manchester, New Hampshire 03105-0330 (prior to April 1, 2002) or 780 North Commercial Street, Manchester, New Hampshire 03105-0330 (on or after April 1, 2002).

All facilities provided to the Issuer hereunder shall be provided without warranty of any kind.

                                  ARTICLE III.

                                  Compensation
                                  ------------

         Section 3.01.   Compensation. As compensation for the performance of
                         ------------
the Administrator's obligations under this Agreement, including the provision of facilities pursuant to Section 2.01, the Administrator shall be entitled to an annual fee of $______, payable quarterly on each Payment Date as defined in
Section 1.01(a) of the Indenture. In addition, the Issuer shall reimburse the Administrator for all filing fees and expenses and all reasonable legal fees, fees of outside auditors and other out-of-pocket expenses incurred by the Administrator in the course of performing its duties hereunder. The Administrator's compensation and other expenses payable hereunder shall be paid from the Collection Account pursuant to Section 8.02(d) of the Indenture, and the Administrator shall have no recourse against the Issuer for payment of such amounts other than in accordance with Section 8.02 of the Indenture.

                                  ARTICLE IV.

                             Additional Information
                             ----------------------

         Section 4.01.   Additional Information To Be Furnished to Issuer. The
                         ------------------------------------------------
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

                                   ARTICLE V.

                            Miscellaneous Provisions
                            ------------------------

         Section 5.01.   Independence of Administrator. For all purposes of this
                         -----------------------------
Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

         Section 5.02.   No Joint Venture. Nothing contained in this Agreement
                         ----------------
shall (a) constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (b) be construed to impose any liability as such on any of them or (c) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 5.03.   Other Activities of Administrator.  Nothing herein
                         ---------------------------------
shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer.

         Section 5.04.   Term of Agreement: Resignation and Removal of
                         ---------------------------------------------
Administrator.
-------------

                 (a) This Agreement shall continue in force for one year and one day after the retirement of all Bonds issued pursuant to the Indenture.

                 (b) Subject to Sections 5.04(e) and 5.04(f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

                 (c) Subject to Sections 5.04(e) and 5.04(f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

                 (d) Subject to Sections 5.04(e) and 5.04(f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

                 (1) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default is curable but cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

                 (2) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

                 (3) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (2) or
(3) of this Section shall occur, it shall give written notice thereof to the Issuer and the Trustee within seven days after the happening of such event.

          (e) No resignation or removal of the Administrator pursuant to this
Section 5.04 shall be effective until (1) a successor Administrator shall have been appointed by the Issuer and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

          (f) The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

     Section 5.05. Action upon Termination, Resignation or Removal. Promptly
                   -----------------------------------------------
upon the effective date of termination of this Agreement pursuant to Section 5.04(a) or the resignation or removal of the Administrator pursuant to Sections 5.04(b), 5.04(c), or 5.04(d), respectively, the Administrator shall be entitled to be paid all fees accruing to it and expenses accrued by it in the performance of its duties hereunder through the date of such termination, resignation or removal, to the extent permitted under Article III. The Administrator shall forthwith upon such termination pursuant to Section 5.04(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Sections 5.04(b), 5.04(c), or 5.04(d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     Section 5.06. Notices. Unless otherwise specifically provided herein, all
                   -------
notices, directions, consents and waivers required under the terms and provisions of this Administration Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, facsimile transmission or electronic mail (confirmed by telephone, United States mail or courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, or if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid:

          (a)      if to the Issuer, to

                   PSNH Funding LLC 2
                   c/o Public Service Company of New Hampshire

                   if prior to April 1, 2002:

                   1000 Elm Street
                   Manchester, NH 03101

                   if on or after April 1, 2002:

                           780 North Commercial Street
                           Manchester, NH 03101

                           Facsimile:    (860) 665-5457
                           Telephone:    (860) 665-3258
                           E-Mail:       shoopra@nu.com (email)

                           with a copy to:

                           Public Service Company of New Hampshire
                           c/o Northeast Utilities Service Company

                           if by U.S. Mail:

                           P.O. Box 270
                           Hartford, CT 06141-0270

                           if by courier:

                           107 Selden Street
                           Berlin, CT  06037

                           Attention:  Assistant Treasurer - Finance
                           Facsimile:    (860) 665-5457
                           Telephone:    (860) 665-3258
                           E-Mail:       shoopra@nu.com

                     (b)   if to the Administrator, to

                           Public Service Company of New Hampshire

                           if prior to April 1, 2002:

                           1000 Elm Street
                           Manchester, NH 03101

                           if on or after April 1, 2002:

                           780 North Commercial Street
                           Manchester, NH 03101

                           Facsimile:    (860) 665-5457
                           Telephone:    (860) 665-3258
                           E-Mail:       shoopra@nu.com (email)

                           with a copy to:

                           Public Service Company of New Hampshire
                           c/o Northeast Utilities Service Company

                           if by U.S. Mail:

                           P.O. Box 270
                           Hartford, CT 06141-0270

                           if by courier:

                           107 Selden Street
                           Berlin, CT 06037

                           Attention:  Assistant Treasurer - Finance
                           Facsimile:    (860) 665-5457
                           Telephone:    (860) 665-3258
                           E-Mail:       shoopra@nu.com

                     (c)   if to the Trustee, to

                           The Bank of New York
                           5 Penn Plaza
                           16th Floor
                           New York, NY 10001
                           Attention: ABS Unit
                           Facsimile:    (212) 328-7623
                           Telephone:    (212) 328-7549

or to such other address as any party shall have provided to the other parties in writing.

          Section 5.07. Amendments. This Agreement may be amended in writing by
                        ----------
the Administrator and the Issuer, and with the prior written consent of the Trustee (which consent shall not unreasonably be withheld), but without the consent of any of the Bondholders (notwithstanding any provision of any other document that would otherwise require such consent as a precondition of Trustee consent), to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Bondholders; provided, however, that such action shall not, as evidenced by an Officer's Certificate delivered to the Trustee, adversely affect in any material respect the interests of any Bondholder.

          This Agreement may also be amended in writing from time to time by the Administrator and the Issuer with the written consent of the Trustee and the written consent of the Holders of Bonds evidencing not less than a majority of the Outstanding Amount of the Bonds, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Bondholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, RRB Charge Collections without the consent of the Holders of all the outstanding Bonds.

          If the written consent of Bondholders is required in connection with an amendment hereof, approval by Bondholders of the substance of any proposed amendment or consent shall constitute sufficient consent of the Bondholders pursuant to this Section, and it shall not be necessary that Bondholders approve of the particular form of any amendment or consent.

          Promptly after the execution of any such amendment and the requisite consents, if any, the Administrator shall furnish written notification of the substance of such amendment to the Trustee and each of the Rating Agencies.

          Prior to its consent to any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

          Section 5.08. Successors and Assigns. This Agreement may not be
                        ----------------------
assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Trustee and is subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer and the Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer and the Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and the Rating Agency Condition is satisfied. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

          Section 5.09. Limitations on Rights of Others. The provisions of this
                        -------------------------------
Agreement are solely for the benefit of the Administrator, the Issuer, the Trustee, the Bondholders, the State of New Hampshire and the Treasurer of the State of New Hampshire (the "State Treasurer"). The Bondholders shall be
                             ---------------
entitled to enforce their rights and remedies against the Administrator under this agreement solely through a cause of action brought for their benefit by the Trustee and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the RRB Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein, except for the indemnities specifically provided in Section 5.15. The Persons listed in this section as having the benefit of this Agreement and the Indemnified Persons listed in
Section 5.15 shall have

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

rights of enforcement with respect to their respective rights in, to and under this Agreement.

     Section 5.10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW HAMPSHIRE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 5.11. Headings. The section headings hereof have been inserted for
                   --------
convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 5.12. Counterparts. This Agreement may be executed in counterparts,
                   ------------
each of which when so executed shall together constitute but one and the same agreement.

     Section 5.13. Severability. Any provision of this Agreement that is
                   ------------
prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.14. Nonpetition Covenants. Notwithstanding any prior termination
                   ---------------------
of this Agreement or the Indenture, but subject to the NHPUC's right to order the sequestration and payment of revenues arising with respect to the RRB Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the Seller of the RRB Property pursuant to RSA 369-B:7, VI and RSA 369-B:7, VIII, the Administrator shall not, prior to the date which is one year and one day after the termination of the Indenture with respect to the Issuer, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer.

     Section 5.15 Indemnification. The Administrator shall indemnify the Issuer,
                  ---------------
the Trustee, the State of New Hampshire, the State Treasurer, agencies of the State of New Hampshire and their respective officials, officers, directors, managers, employees, consultants, counsel and agents (each an "Indemnified
                                                               -----------
Person") for, and defend and hold harmless each such Person from and against,
------
any and all liabilities, obligations, actions, suits, claims, losses, actual damages, payments, costs or expenses of any kind whatsoever ("Losses") that may
                                                              ------
be imposed on, incurred by or asserted against any such Person as a result of the Administrator's willful misconduct or negligence in the performance of its duties or observance of its covenants under this Agreement; provided, however, that the Administrator shall not be liable for any Losses resulting from the willful misconduct or

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

gross negligence of such Indemnified Person. The Bondholders shall be entitled to enforce their rights and remedies against the Administrator under this indemnification solely through a cause of action brought for their benefit by the Trustee. The Administrator shall not be required to indemnify an Indemnified Person for any amount paid or payable by such Indemnified Person in the settlement of any action, proceeding or investigation without the written consent of the Administrator, which consent shall not be unreasonably withheld. Promptly after receipt by an Indemnified Person of notice of its involvement in any action, proceeding or investigation, such Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against the Administrator under this Section 5.15, notify the Administrator in writing of such involvement. Failure by an Indemnified Person to so notify the Administrator shall relieve the Administrator from the obligation to indemnify and hold harmless such Indemnified Person under this Section 5.15 only to the extent that the Administrator suffers actual prejudice as a result of such failure. With respect to any action, proceeding or investigation brought by a third party for which indemnification may be sought under this Section 5.15, the Administrator shall be entitled to assume the defense of any such action, proceeding or investigation. Upon assumption by the Administrator of the defense of any such action, proceeding or investigation, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel. The Administrator shall be entitled to appoint counsel of the Administrator's choice at the Administrator's expense to represent the Indemnified Person in any action, proceeding or investigation for which a claim of indemnification is made against the Administrator under this Section 5.15 (in which case the Administrator shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the Indemnified Person except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Person. Notwithstanding the Administrator's election to appoint counsel to represent the Indemnified Person in an action, proceeding or investigation, the Indemnified Person shall have the right to employ separate counsel (including local counsel), and the Administrator shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the Administrator to represent the Indemnified Person would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Person and the Administrator and the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the Administrator, (iii) the Administrator shall not have employed counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person within a reasonable time after notice of the institution of such action or (iv) the Administrator shall authorize the Indemnified Person to employ separate counsel at the expense of the Administrator. Notwithstanding the foregoing, the Administrator shall not be obligated to pay for the fees, costs and expenses of more than one separate counsel for the Indemnified Persons (in addition to local counsel). The Administrator will not, without the prior written consent of the Indemnified Person, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 5.15 (whether or not the Indemnified Person is an actual or potential party to such claim or action) unless such settlement, compromise or consent includes an unconditional release of the Indemnified Person from all liability arising out of such claim, action, suit or proceeding. The indemnities contained in this Section 5.15 shall survive the resignation or removal of the Trustee or the termination of this Agreement.

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

     IN WITNESS WHEREOF, the parties have caused this Administration Agreement to be duly executed and delivered under seal as of the day and year first above written.

                                       PSNH FUNDING LLC 2, as Issuer


                                       By:_____________________________________
                                          Name:   Randy A. Shoop
                                          Title:  President


                                       PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, as Administrator


                                       By:_____________________________________
                                          Name:   Randy A. Shoop
                                          Title:  Assistant Treasurer - Finance

                                      -S-1-